IMMEDIATE RELEASE

Contact Information:
George Blanton, CFO
315-362-0436

ANAREN TO ACQUIRE AML COMMUNICATIONS, INC.

SYRACUSE, N.Y., February 14, 2011 (GLOBE NEWSWIRE) – Anaren, Inc. (Nasdaq: ANEN) and AML Communications, Inc. (OTCBB: AMLJ) today jointly announced the signing of a definitive merger agreement whereby Anaren, through a subsidiary, has agreed to acquire all of AML’s outstanding shares of common stock for $2.15 per share in an all-cash transaction, representing an equity value of approximately $29.3 million and an enterprise value of approximately $22.6 million.  AML is based in California and is a leading provider of microwave amplifiers and integrated assemblies for defense electronics applications.  Upon completion of the acquisition, AML will become a wholly owned subsidiary of Anaren and will be reported within Anaren’s Space & Defense Group.  C. K. Cooper & Company served as financial advisor to AML Communications, Inc. on this transaction.

The transaction has been unanimously approved by the Board of Directors of each company.  The acquisition is subject to various closing conditions, including, among other things, the approval of AML’s stockholders.  The transaction will be funded by Anaren’s current cash and investments and is expected to close during Anaren’s fiscal 2011 fourth quarter ending June 30, 2011.  Anaren anticipates that the acquisition will be accretive to Anaren within the first year of the transaction’s completion.

Lawrence A. Sala, Chairman, President and CEO of Anaren said, “We are very pleased to have reached this agreement with AML and believe the acquisition is consistent with Anaren’s growth, profitability, and innovation strategies.  AML’s leading, microwave amplifier technology is an excellent fit for the Space & Defense Group’s strategy to expand its technology base in order to capture a broader array of subsystem opportunities at our defense OEM customers.”

Jacob Inbar, Chairman, President and CEO of AML said, “We are excited about joining the Anaren team and the many new business and technology opportunities we can jointly pursue as a result.  Moreover, the transaction provides our shareholders a significant premium to the recent trading price of their common stock.  Being part of a larger organization will offer new and exciting opportunities for our employees; and we are confident AML’s current customers will benefit from our combined broader technology portfolio and manufacturing capabilities made possible by the acquisition.”

About Anaren:
Anaren designs, manufactures and sells complex microwave components and subsystems for the wireless communications, satellite communications and defense electronics markets.  For more information on Anaren’s products, visit www.anaren.com.

About AML:
AML is a designer, manufacturer, and marketer of microelectronic assemblies for the defense industry.  AML’s extensive range of microwave products can be found in leading defense projects.  For more information on AML’s products, visit www.amlj.com.

Forward-Looking Statements

The statements contained in this news release which are not historical information are “forward-looking statements.”  These, and other forward-looking statements, are subject to business and economic risks and uncertainties that could cause actual results to differ materially from those discussed.  The risks and uncertainties described below are not the only risks and uncertainties facing Anaren and AML.  Additional risks and uncertainties not presently known to us or that are currently deemed immaterial may also impair our business operations.  If any of the following risks actually occur, our business could be adversely affected, and the trading price of our common stock could decline, and you may lose all or part of your investment.

These known risks and uncertainties with respect to Anaren include, but are not limited to the unanticipated inability to successfully integrate AML into Anaren’s Space and Defense Group if the transaction is completed; the unanticipated loss of key management or technical employees of AML and Anaren; and an impairment of goodwill which increased as the result of Anaren’s two acquisitions in fiscal 2009, and which will further increase as the result of the AML acquisition if completed.  Other non-acquisition related risks and uncertainties include: Anaren’s ability to timely ramp up to meet some of our customers’ increased demands; unanticipated delays in successfully completing customer orders within contractually required timeframes; unanticipated penalties resulting from failure to meet contractually imposed delivery schedules and weight limitations, particularly in connection with certain Space & Defense Group contracts; unanticipated costs and damages resulting from replacement or repair of products found to include latent defects; increased pricing pressure from our customers; decreased capital expenditures by wireless service providers; the possibility that Anaren may be unable to successfully execute its business strategies or achieve its operating objectives, generate revenue growth or achieve profitability expectations; successfully securing new design wins from our limited number of OEM customers, reliance on key component suppliers, unpredictable difficulties or delays in the development of new products particularly the Wireless Group’s Xinger III, high power resistor, and AIR product lines; the expected need to relocate the Company’s Suzhou, China facility in calendar year 2011 due to the expansion of China’s mass transit system; order cancellations or extended postponements; the risks associated with any technological shifts away from Anaren’s technologies and core competencies; the possibility that Anaren may not be able to recruit sufficient number of RF engineers and other technical personnel; unanticipated impairments of assets including investment values; declines in defense budgets or diversion of defense spending away from Anaren’s products and or technologies; and litigation involving antitrust, intellectual property, environmental, product warranty, product liability, and other issues.  You are encouraged to review Anaren’s 2010 Annual Report on Form 10-K for the fiscal year ended June 30, 2010 and Anaren’s Form 10-Q for the second quarter of fiscal year 2011 filed with the Securities and Exchange Commission to learn more about the various risks and uncertainties facing Anaren’s business and their potential impact on Anaren’s revenue, earnings and stock price.  Anaren assumes no obligation and does not intent to update or revise these forward-looking statements.

The related factors and uncertainties with respect to AML, include but are not limited to, ability to obtain necessary stockholder approval and otherwise fulfill the closing conditions in order to complete the merger.  Other non-acquisition related factors and uncertainties include, but are not limited to, reductions or cancellations in orders from new or existing customers; ability to succeed in the design of new products; the opportunity for future orders from domestic and international customers including, in particular defense customers; general economic conditions; the limited number of potential customers; variability in gross margins on new products; inability to deliver products as forecast; failure to acquire new customers; continued or new deterioration of business and economic conditions in the wireless communications industry; and intensely competitive industry conditions with increasing price competition.  AML refers interested persons to its most recent Annual Report on Form 10-K and its other SEC filings for a description of additional uncertainties and factors that may affect forward-looking statements.  Forward-looking statements are based on information presently available to senior management, and AML has not assumed any duty to update its forward-looking statements.

Additional Information About the Transaction and Where You Can Find It

In connection with the transaction, AML will file a proxy statement with the Securities and Exchange Commission for AML’s special stockholder meeting and stockholders are strongly advised to read the proxy statement when it becomes available because it will contain important information about the proposed transaction.  Investors and stockholders may obtain a free copy of the proxy statement (when available) and other documents filed by AML at the SEC’s web site at http://www.sec.gov.  The proxy statement (when available) and other relevant documents may also be obtained for free from AML by directing a request to AML Communications, Inc., c/o Investor Relations, 1000 Avenida Acaso, Camarillo, California 93012 3775.

AML and its directors, executive officers and certain other members of its management and employees may be deemed to be participants in the solicitation of proxies from its stockholders in connection with the proposed transaction.  Certain information regarding the interests of such directors and executive officers is included in AML’s Proxy Statement for its 2010 Annual Meeting of Stockholders filed with the SEC on July 26, 2010, and information concerning all of the participants in the solicitation will be included in the proxy statement relating to the proposed transaction when it becomes available.  Each of these documents is, or will be, available free of charge at the SEC’s website at http://www.sec.gov and from AML Communications, Inc., c/o Investor Relations, 1000 Avenida Acaso, Camarillo, California 93012 3775, telephone: 805-388-1345.